Exhibit 10.31

CONFIDENTIAL

26 July 2022

Primech A & P Pte. Ltd.

(Entity No. 198801704H)

23 Ubi Crescent

Singapore 408579

Attention:	Khazid Bin Omar
Director

(hereinafter referred to as “you” or the “Borrower”)

Dear Sirs

BANKING FACILITY UNDER THE ENTERPRISE FINANCING SCHEME - TEMPORARY BRIDGING LOAN

We, The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”), refer to the facility letter dated 21 October 2020 (as the same may be revised, amended and/or supplemented from time to time) (the “Facility Letter”) in respect of the term loan facility specified therein (the “Facility”) made available to Primech A & P Pte. Ltd., and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the “Supplemental Facility Letter”).

All terms and expressions defined in the Facility Letter shall bear the same meaning in this Supplemental Facility Letter, unless otherwise stated.

1.	Amendment to Security

Clause 11 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

“11.	Security

All monies owing by the Borrower to the Bank shall be secured by the following:-

(a)	an existing all monies debenture over all present and future assets dated 31 October 2018 as amended and restated in 1 April 2021, provided by the Borrower; and

Issued by The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (UEN S16FC0010A).

The Hongkong and Shanghai Banking Corporation Limited is incorporated in the Hong Kong SAR with limited liability.

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26 July 2022

(b)	an existing joint and several guarantee for an unlimited amount dated 24 August 2018, provided by the Guarantors,

(collectively, the “Security Documents” and each a “Security Document”).”

2.	Revision to Events of Default

Clause 14.1(k) of the Facility Letter shall be deleted in its entirety and replaced with the following:-

“(k)	Declared company: the Borrower is declared by the Minister of Finance to be a company to which Part IX of the Companies Act 1967 of Singapore applies;”

3.	Revision to Calculations and Certificates

Clause 18.3 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

“18.3	Any interest, commission or fee accruing under this Facility Letter or any Security Documents will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days, or in any case where the practice in the relevant interbank market differs, in accordance with that market practice, and subject to the below, without rounding. The aggregate amount of any accrued interest, commission or fee which is, or becomes payable by the Borrower under the Facility Letter shall be rounded to 2 decimal places.”

4.	Revision to Business Day

Clause 24 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

“24.	Business Day

The term “Business Day” means a day (other than a Saturday or Sunday or a public holiday) on which banks are open for general business in Singapore and in any relevant financial centre for the currency and transaction involved (including but not limited to New York (in relation to any date for payment or purchase of USD) and London (in relation to any date for payment or purchase in GBP)).”

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26 July 2022

5.	Revision to Contracts (Rights of Third Parties) Act

Clause 30 of the Facility Letter shall be deleted in its entirety and replaced with the following:-

“30.	Contracts (Rights of Third Parties) Act

Notwithstanding the provisions of the Contracts (Rights of Third Parties) Act 2001 of Singapore, no term of this Facility Letter or the Security Documents is enforceable by a person who is not a party hereto or thereto.”

6.	General

6.1	Save as revised or supplemented herein, all other provisions of the Facility Letter shall continue to apply and to remain in full force and effect.

6.2	This Supplemental Facility Letter is supplemental to the Facility Letter, and the Facility Letter and this Supplemental Facility Letter shall be read and construed as one document. Without prejudice to the generality of the foregoing, where the context so allows, references to the Facility Letter shall be read and construed as references to the Facility Letter as amended and supplemented by this Supplemental Facility Letter.

Please arrange for the enclosed duplicate copy of this Supplemental Facility Letter with the form of acceptance thereon duly signed by the Borrower and the form of confirmation duly signed by the Guarantors to be returned, approving the acceptance of the revised terms and conditions of this Supplemental Facility Letter, within 21 days from the date of this Supplemental Facility Letter.

Yours faithfully

/s/ Lionel Wee	/s/ David Sim
Lionel Wee	David Sim
Vice President	Senior Vice President and Team Head
Commercial Banking	Commercial Banking

Primech A & P Pte. Ltd.	Page 4 of 7
26 July 2022

To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch

ACCEPTANCE AND CONFIRMATION

We, Primech A & P Pte. Ltd., confirm our acceptance of the offer and all the revised terms and conditions contained in the attached supplemental facility letter dated 26 July 2022.

/s/ SNG YEW JIN
For and on behalf of
Primech A & P Pte. Ltd.

Name(s):	SNG YEW JIN
Designation:	Director
Date:	27th July 2022

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26 July 2022

To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”)

GUARANTOR’S CONFIRMATION

I, Ho Kin Wai, confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 21 October 2020 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 26 July 2022 to Primech A & P Pte. Ltd.; and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Ho Kin Wai
Name:	Ho Kin Wai
Identification No.:	HJ2086123
Date:	27th July 2022

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To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”)

GUARANTOR’S CONFIRMATION

I, Kwek Jin Ngee, Vernon, confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 21 October 2020 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 26 July 2022 to Primech A & P Pte. Ltd.; and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Kwek Jin Ngee, Vernon
Name:	Kwek Jin Ngee, Vernon
Identification No.:	S7145417G
Date:	27th July 2022

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26 July 2022

To:	The Manager
The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”)

GUARANTOR’S CONFIRMATION

I, Sng Yew Jin, confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 21 October 2020 (as the same may be revised, amended and/or supplemented from time to time) and the supplemental facility letter dated 26 July 2022 to Primech A & P Pte. Ltd.; and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Sng Yew Jin
Name:	Sng Yew Jin
Identification No.:	S0074972I
Date:	27th July 2022

CONFIDENTIAL

28 July 2023

Primech A & P Pte. Ltd.

(Entity No. 198801704H)

23 Ubi Crescent

Singapore 408579

Attention:	Sng Yew Jin
Director

(hereinafter referred to as “you” or the “Borrower”)

Dear Sirs

BANKING FACILITY UNDER THE ENTERPRISE FINANCING SCHEME - TEMPORARY BRIDGING LOAN

We, The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”), refer to the facility letter dated 21 October 2020 (as the same may be revised, amended and/or supplemented from time to time) (the “Facility Letter”) in respect of the term loan facility specified therein (the “Facility”) made available to Primech A & P Pte. Ltd., and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the “Supplemental Facility Letter”).

All terms and expressions defined in the Facility Letter shall bear the same meaning in this Supplemental Facility Letter, unless otherwise stated.

1.	Breach of Undertakings

1.1	The Bank noted the occurrence of a breach of the undertakings contained in Clauses 13(o) and 13(p) of the Facility Letter.

1.2	The Bank hereby advises an exceptional one-off waiver of the above-mentioned breaches.

1.3	Without prejudice to the foregoing, the waiver by the Bank of the above-mentioned breaches shall not impair any rights or privileges of the Bank under the Facility Letter.

Issued by The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (UEN S16FC0010A).

The Hongkong and Shanghai Banking Corporation Limited is incorporated in the Hong Kong SAR with limited liability.

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28 July 2023

2.	General

2.1	Save as revised or supplemented herein, all other provisions of the Facility Letter shall continue to apply and to remain in full force and effect.

2.2	This Supplemental Facility Letter is supplemental to the Facility Letter, and the Facility Letter and this Supplemental Facility Letter shall be read and construed as one document. Without prejudice to the generality of the foregoing, where the context so allows, references to the Facility Letter shall be read and construed as references to the Facility Letter as amended and supplemented by this Supplemental Facility Letter.

This letter is for your reference only and requires no acknowledgement.

Yours faithfully

/s/ Lionel Wee	/s/ David Sim
Lionel Wee	David Sim
Vice President	Senior Vice President and Team Head
Commercial Banking	Commercial Banking